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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2008


                           BLACKWATER MIDSTREAM CORP.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                  333-103647                 26-2590455
           (Commission File Number) (IRS Employer Identification No.)

                                 4006 HIGHWAY 44
                           GARYVILLE, LOUISIANA 70051
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (985) 535-8500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


           --------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 31, 2008, Blackwater New Orleans, L.L.C. ("BNO"), a wholly-owned subsidiary of Blackwater Midstream Corp. (the "Company"), amended the asset purchase agreement by and between the Company and NuStar Terminals Operations Partnership L.P. ("NuStar"), dated September 25, 2008 (the "Asset Purchase Agreement") to extend the closing date of the transaction described in the Asset Purchase Agreement from October 31, 2008 to December 1, 2008. The Asset Purchase Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K dated September 25, 2008 and filed with the Commission on September 30, 2008.


ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

         10.1 First Amendment to Asset Purchase Agreement dated October 31, 2008, by and between NuStar Terminals Operations Partnership L.P. and Blackwater New Orleans, L.L.C.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 3, 2008                  BLACKWATER MIDSTREAM CORP.


                                          By:   /s/  Donald St.Pierre
                                                --------------------------------
                                                    Donald St.Pierre
                                                    Chief Financial Officer








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                                  EXHIBIT INDEX

      EXHIBIT NO.       DESCRIPTION

         10.1 First Amendment to Asset Purchase Agreement dated October 31, 2008, by and between NuStar Terminals Operations Partnership L.P. and Blackwater New Orleans, L.L.C.